UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a -101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐ PreliminaryProxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GENERAL MOTORS COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 12, 2012.

GENERAL MOTORS COMPANY	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	April 13, 2012
	Date: June 12, 2012	Time: 9:30 a.m. ET
Location: General Motors Global Headquarters
300 Renaissance Center
Detroit, Michigan 48265 To attend the meeting, stockholders must request an admission ticket by following the instructions in the Proxy Statement.

GENERAL MOTORS COMPANY GENERAL MOTORS GLOBAL HEADQUARTERS MAIL CODE 482-C25-A36 300 RENAISSANCE CENTER P.O. BOX 300 DETROIT, MI 48265-3000	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Code on the reverse side with your smartphone or mobile device, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            ANNUAL REPORT

  How to View Online:

Have the information that is printed in the box marked by the arrow →    (located on the following page) and visit: www.proxyvote.com, or scan the QR Code below with your smartphone or mobile device.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:      1-800-579-1639

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  *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
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  Please make the request as instructed above on or before May 29, 2012 to facilitate timely delivery.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

How To Vote	(Requires a QR Code reader or scanner application on your smartphone or mobile device.)
Please Choose One of the Following Voting Methods

Vote In Person: To attend the meeting, you must request an admission ticket in advance by following the instructions in the Proxy Statement. At the meeting, you will need to request a ballot to vote these shares. Beneficial stockholders must submit a signed legal proxy with their ballot at the meeting.

Vote By Internet: Go to www.proxyvote.com or scan the QR Code above with your smart phone or mobile device. Have the information that is printed in the box marked by the arrow →    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card or voting instruction form.

Voting Items
The Board of Directors recommends a vote FOR Items 1 - 3: 1. Election of Directors – The Board of Directors
recommends a vote FOR all the nominees listed below: Nominees:		The Board of Directors recommends a vote FOR Items 2 and 3.
1a.	Daniel F. Akerson	2.	Ratification of the Selection of Deloitte & Touche LLP as GM’s Independent Registered Public Accounting Firm for 2012.
1b.	David Bonderman

1c.	Erroll B. Davis, Jr.	3.	Advisory Vote to Approve Executive Compensation.

1d.	Stephen J. Girsky

1e.	E. Neville Isdell

1f.	Robert D. Krebs

1g.	Philip A. Laskawy

1h.	Kathryn V. Marinello

1i.	James J. Mulva

1j.	Patricia F. Russo

1k.	Thomas M. Schoewe

1l.	Carol M. Stephenson

1m.	Theodore M. Solso

1n.	Cynthia A. Telles